REVOLVING PROMISSORY NOTE


$________________________                                 Date:_________________


     1. FOR VALUE RECEIVED,  ___________________,  a ________  corporation  (the
"Company"), promises to pay to the order of Harvest Restaurants, Inc., a Texas corporation ("Harvest"), at 1250 N.E. Loop 410, Suite 335, San Antonio, Texas 78209 or at such place as Harvest may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of ___________________Dollars ($____________) and any interest thereon.

     2. It is contemplated that there will be advances and payment on this Note from time to time, but no advances or payments on this Note (including the total payment of the unpaid balance of principal prior to maturity) shall affect or impair the validity or enforceability of this Note as to any future advances hereunder. At no time shall outstanding advances exceed the sum of $________________. Harvest shall have the right to approve or disapprove requests for advances from time to time in Harvest's sole discretion.

     3. Interest shall accrue on the aggregate outstanding principal balance at a per annum rate equal to the rate announced by the Frost National Bank, or its successor in interest (the "Bank"), from time to time as its "Prime Rate" in effect at its office in San Antonio, Texas, plus four percent (4%). The interest rate shall be adjusted, from time to time, on the same day on which the Bank adjusts its "Prime Rate." As of the date of this Agreement, the Bank's Prime Rate is _____%. Interest on the outstanding principal amount of the Loan shall be payable on the dates set forth herein and at maturity (whether at stated maturity, by acceleration or otherwise). Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

     4. Interest accruing hereunder shall be due and payable in monthly installments, payable on the first day of each Retail Period (hereinafter defined), commencing on the first day of the Retail Period immediately following the Retail Period in which the Company initially draws on this Note and continuing regularly thereafter until _________________, at which time the entire amount of unpaid principal and interest remaining unpaid will be payable. Each payment will be credited first to the accrued interest and then to reduction of principal. As used in this Note, the term "Retail Period" shall mean a four-week period which is one of Harvest's thirteen (13) consecutive four-week accounting periods used for accounting purposes.

     5. Any principal payment due under this Note not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest at the maximum rate allowed by law until such unpaid amount has been paid in full (whether before or after judgment).

     6. The Company may prepay all or any part of the principal of this Note at any time before maturity without penalty ,and interest shall immediately cease to accrue on any amount so prepaid. e without the prior written consent of Harvest, which consent may be withheld in its sole discretion. All payments made hereunder shall be applied first to interest and then to outstanding principal.



REVOLVING PROMISSORY NOTE                                                 PAGE 1

     7. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day.

     8. Payment of this Note is secured by a Security Agreement of even date executed by the Company covering the rights and properties more fully described therein. However, the lien securing this Note shall remain subordinate to the lien, as renewed, extended, re-amortized, or otherwise adjusted from time to time, securing that other certain Secured Loan Agreement and related Convertible Secured Note, both from the Company to Harvest and both dated effective ___________, 199___ in the original principal amount of ____________________
Dollars ($----------).

     9. Harvest, in its sole discretion and without obligation on Harvest to do so, may advance and pay sums on behalf and for the benefit of the Company for costs necessary for the protection and preservation of the collateral described in the Security Agreement securing this Note and other costs that may be appropriate, in Harvest's sole discretion, including but not limited to, insurance premiums, ad valorem taxes, and attorneys' fees. Any sums which may be so paid out by Harvest including all sums paid for insurance premiums, or costs, expenses, and attorneys' fees paid in any suit affecting the collateral when necessary to protect the lien hereof shall bear interest from the dates of such payments at the interest rate applied to the matured and past due principal balance of this Note and shall be paid by Company to Harvest upon demand, at the same place at which this Note is payable, and shall be deemed a part of the debt and recoverable as such in all aspects.

     10. Any assumption by any other person, partnership, corporation, limited liability company, organization or any other entity of the obligations of the Company shall only be effective upon the written consent of Harvest and any such assumption with Harvest's consent shall not release the liability of the Company for payment of the Note unless expressly released by Harvest.

     11. Company and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in party, hereby severally: (i) expressly waive all demands for payment, presentations for payment, notices of intention to accelerate maturity, notices of acceleration of maturity, protests, notices of protest, diligence, notice of dishonor and all of the notice, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon, (iii) agree that Harvest shall not be required to first institute suit or exhaust its remedies hereon against the Company or other liable or to become liable hereon or to enforce its rights against them or any security herefor, and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice to any of them.




REVOLVING PROMISSORY NOTE                                                 PAGE 2

     12. In the event all or any part of the Collateral secured by this Note or all or any part of the stock or partnership interests or other ownership interests in the Company are sold, conveyed, or otherwise disposed of without the prior written consent of Harvest, the maturity of this Note, at the option of Harvest, shall be accelerated and Harvest may immediately demand payment of the then outstanding principal sum together with all accrued and unpaid interest due thereon.

     13. If default is made in the payment of any installment hereof, either principal or interest, or in the payment of any other sum due hereunder, promptly when the same shall be due and payable hereunder, or if there is any default under any instrument which secures the payment of this Note or which is executed in connection with the Loan evidenced by this Note, then Harvest, in addition to its other remedies hereunder or the Security Agreement or any other instrument which secures the payment of this Note or at law or in equity, shall have the right and option, without notice or demand, to declare the unpaid balance of principal and interest and all other sums owing on this Note at once due and payable. If this Note is not paid at its maturity, regardless of how such maturity may be brought about, Harvest may foreclose the liens and security interests securing payment hereof or exercise any of its other rights hereunder or the Loan Agreement or under any instrument which securest the payment of this Note, or at law or in equity. Failure to exercise any such rights upon default shall not constitute a waiver of the right to exercise any of them at any time.

     14. If there is any default under this Note, and this Note is placed in the hands of an attorney for collection, or is collected through any court, including any bankruptcy court, the Company and all parties now or hereafter liable hereon agree to and promise to pay to the order of the holder hereof such holder's reasonable attorneys' fees and court costs incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the holder's rights with respect to the Collateral to the extent allowed by the laws of the State of Texas or any state in which any Collateral is situated, including reasonable attorneys' fees of not less than 10% of the unpaid amounts and all other costs incurred by Harvest.

     15. THE COMPANY AND ANY GUARANTOR AGREE TO GIVE HARVEST WRITTEN NOTICE OF ANY ACTION OR INACTION BY HARVEST OR ANY AGENT OR ATTORNEY OF HARVEST IN CONNECTION WITH THIS NOTE THAT MAY BE ACTIONABLE AGAINST HARVEST OR ANY AGENT OR ATTORNEY OF HARVEST OF A DEFENSE TO PAYMENT OF THIS NOTE FOR ANY REASON, INCLUDING, BUT NOT LIMITED TO, COMMISSION OF A TORT OF VIOLATION OF ANY CONTRACTUAL DUTY OR DUTY IMPLIED BY LAW. THE COMPANY AGREES THAT UNLESS SUCH NOTICE IS DULY GIVEN AS PROMPTLY AS POSSIBLE (AND IN ANY EVENT WITHIN TEN (10) CALENDAR DAYS) AFTER THE COMPANY AND/OR GUARANTOR HAS KNOWLEDGE OR WITH THE EXERCISE OF REASONABLE DILIGENCE SHOULD HAVE HAD KNOWLEDGE OF ANY SUCH ACTION OR INACTION, THE COMPANY AND GUARANTOR SHALL NOT ASSERT, AND THE COMPANY AND
GUARANTOR  SHALL  BE  DEEMED  TO HAVE  WAIVED,  ANY  CLAIM  OR  DEFENSE  ARISING
THEREFROM.

     16. This Note shall be governed by and construed in accordance with Texas law and applicable federal law. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of acceleration of the




REVOLVING PROMISSORY NOTE                                                 PAGE 3
maturity hereof or otherwise, shall the amount paid or agreed to be paid to Harvest for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount permissible under applicable law. If fulfillment of any provision hereof or of any note or other document now or hereafter evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, would involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced automatically to the limit of such validity. If Harvest shall ever receive anything of value deemed interest under applicable law which would exceed interest at the highest lawful rate, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the unpaid principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Company. All sums paid or agreed to be paid to Harvest for the use, forbearance or detention of the indebtedness of Company to Harvest shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the Company and Harvest.

     17. THIS NOTE HAS BEEN DELIVERED IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF. IN THE EVENT ANY ITEM, TERMS OR PROVISIONS CONTAINED IN THIS INSTRUMENT ARE IN CONFLICT WITH THE LAWS OF THE STATE OF TEXAS, OR FEDERAL LAW, THIS INSTRUMENT SHALL BE AFFECTED ONLY AS TO ITS APPLICATION TO SUCH ITEM, TERMS OR PROVISIONS, AND SHALL IN ALL OTHER RESPECTS REMAIN IN FULL FORCE AND EFFECT.

     18. The Company and Harvest further agree as follows:

          18.1 Any and all controversies between the parties shall be settled by arbitration, in accordance with the commercial arbitration rules, then obtaining, of the American Arbitration Association. Any arbitration hereunder shall be before at least three arbitrators associated with the American Arbitration Association and selected in accordance with the commercial arbitration rules of the American Arbitration Association. The award of the arbitrators, or of a majority of them, shall be final, and judgment upon the award rendered may be entered in any court, state or federal, having jurisdiction.

          18.2 Arbitrable Disputes include any and all controversies or claims between the parties, of whatsoever type or manner, including any claim based on contract, tort, or statute, and including without limitation, any claim arising out of or relating to this agreement or any other proposed or actual loan, all past, present, and/or future agreements involving the parties, any transactions between or involving the parties and/or any aspect of the past, present or future relationship of the parties, whether related to lending funds or otherwise, specifically including any alleged tort committed by either party.




REVOLVING PROMISSORY NOTE                                                 PAGE 4

          18.3 Depositions may be taken and other discovery obtained in any arbitration under this agreement. Within thirty (30) days of the date a responsive pleading is filed in any arbitration proceeding hereunder, all parties shall serve on all other parties in initial disclosure as would be required by rule 26, federal rules of civil procedure.

          18.4 For purposes of this provision, "the parties" means the Company, Harvest, any guarantor, beneficiary, trustee, successor or assigns, all persons and entities signing this or any other agreements, security instruments, and/or guarantees, executed heretofore or contemporaneously with and as part of the same transaction with this agreement. "The parties" shall also include individual partners, shareholders, officers, directors, employees, agents and/or representatives of any party of those documents, and shall include any other owner and holder of the loan documents.

          18.5 The parties shall have the right to invoke self-help remedies (such as set-off, notification of account debtors, seizure and/or foreclosure of collateral, and non-judicial sale of personal property and real property collateral) before, during or after any arbitration and/or to request ancillary or provisional judicial remedies (such as garnishment, attachment, specific performance, receiver, injunction or restraining order, and sequestration) before or after any arbitration. The parties need not await the outcome of the arbitration before using self-help remedies. Use of self-help or ancillary and/or provisional remedies shall not operate as a waiver of either party's right to compel arbitration.

          18.6 The parties agree that any action regarding any controversy between the parties shall either be brought by arbitration, as described herein, or by judicial proceedings, but shall not be pursued simultaneously in different or alternative forums. This provision shall not operate to limit the parties from the pursuing self-help remedies before, during or after any arbitration is described in paragraph 21.5 above. A timely written notice of intent to arbitrate pursuant to this agreement stays and/or abates all action in a trial court, save and except a hearing on a motion to compel arbitration and/or the entry of an order compelling arbitration and staying and/or abating the litigation pending the filing of the final award of the arbitrators.

          18.7 Any aggrieved party shall serve a written notice of intent to arbitrate to any and all opposing parties within 360 days after dispute has arisen. A dispute is defined to have arisen only upon receipt of service of judicial process or of a complaint in arbitration. Failure to serve a written notice of intent to arbitrate within the time specified above shall be deemed. A waiver of the aggrieved party's right to compel arbitration of such claim. The issue of waiver pursuant to this agreement is an arbitrable dispute.

          18.8 Active participation in pending litigation during the 360 day notice period, whether as plaintiff or defendant, is not a waiver of the right to compel arbitration. All discovery obtained in the pending litigation may be used in any subsequent arbitration proceeding.

          18.9 Any arbitrator selected shall be knowledgeable in the subject matter of the dispute. Qualified retired judges shall be selected whenever possible through panels maintained by the american arbitration association. Each of the parties shall pay an equal share of the arbitration costs, fees, and expenses, and of the arbitrators' costs, fees, and expenses.




REVOLVING PROMISSORY NOTE                                                 PAGE 5

          18.10 All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding hereunder and the commencement of any arbitration proceeding tolls such limitations.

          18.11 In any arbitration proceedings subject to these provisions, the arbitrators, or a majority of them, are specifically empowered to decided (by documents only, or with a hearing, at the arbitrators' sole discretion) pre-hearing motions which are substantially similar to pre- hearing motions to dismiss and motions for summary adjudication.

          18.12 The provisions of this section shall survive any termination, amendment, or expiration of the agreement in which this section is contained, unless all the parties otherwise expressly agree in writing.

          18.13 The parties acknowledge that this agreement evidences a transaction involving interstate commerce in that funds which may be advanced or committed under this agreement are derived from interstate and/or international financial markets. The federal arbitration act shall govern the interpretation, enforcement, and proceedings pursuant to the arbitration clause in this agreement.

          18.14 The arbitrators, or a majority of them, shall award attorney's fees and costs to the prevailing party pursuant to the terms of this agreement.

          18.15 Venue of any arbitration proceeding hereunder will be in Bexar County, Texas.

     19. If there is a default by the Company under that one certain Secured Loan Agreement ("Loan Agreement") or related Convertible Secured Note ("Convertible Note"), both from the Company to Harvest and both dated effective ___________, 199___ in the original principal amount of ____________________
Dollars ($__________), or any of the instruments securing such Loan Agreement or Convertible Note, shall constitute a default hereunder and the debt evidenced by this Note shall immediately become payable at the option of Payee. The Company further agrees that a default under this Note shall be a default under the Loan Agreement and Convertible Note.

     20. THIS NOTE IS PAYABLE IN FULL ON __________________.  ON ______________,
THE COMPANY MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND UNPAID INTEREST THEN DUE. HARVEST IS UNDER NO OBLIGATION TO REFINANCE THIS NOTE AT THAT TIME. COMPANY WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THE COMPANY MAY OWN, OR COMPANY WILL HAVE TO FIND A LENDER, WHICH MAY BE HARVEST, WILLING TO LEND COMPANY THE MONEY. IF COMPANY REFINANCES THIS NOTE AT MATURITY, COMPANY MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATES WITH A NEW LOAN EVEN IF THE COMPANY OBTAINS REFINANCING FROM HARVEST.




REVOLVING PROMISSORY NOTE                                                 PAGE 6

     IN WITNESS WHEREOF, the Company has caused this Note to be executed in its corporate name by its undersigned duly authorized officer on _________________ to be effective





                                        By:_____________________________________
                                            Name: ______________________________

Title:______________________________


                              GUARANTY OF THIS NOTE

     For value  received,  ____(I or  we)____,  _____(names)___________________,
__(jointly and severally)________, absolutely and unconditionally guarantee payment of this Note according to its terms to the same extent as if ______(I or
we)___,   were  the  maker(s)  of  this  Note,  ___(I  or  we)___  (jointly  and severally)_________ waive all demand and all notices, including notice of intention to accelerate the maturity, notice of acceleration of maturity, notice of nonpayment, presentment for payment, protest, notice of protest, suit and diligence. _____(I or we)____ also (____(jointly and severally)_____ waive any notice of and defense based on the extension of time of payment or change in methods of payment and consent to all renewals, extensions, and other adjustments in the manner of payment of this Note. This is a guaranty of payment and performance, not of collection, and it is an agreement of guaranty, not of suretyship. ____(I or We)____ (___(jointly and severally)____ waive all requirements of law, if any, to require that any collection efforts be made against the Company or that any action be brought against the Company before resorting to this guaranty.

Date: ________________                             _____________________________
                                     Printed Name: _____________________________






REVOLVING PROMISSORY NOTE                                                 PAGE 7